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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 25, 1999, appearing on page 49 of Cypress Semiconductor Corporation's Annual Report on Form 10-K for the year ended January 3, 1999. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PricewaterhouseCoopers LLP

San Jose, California

March 23, 1999